MAY 27, 2021

SUPPLEMENT TO

COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUNDS II, INC.

DATED APRIL 30, 2021

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).

(1)	Effective immediately, the following information is added to the end of the section entitled “HLS Fund Accounting Services.”

Effective May 1, 2021, the fund accounting fee schedule as set forth in the fund accounting agreement by and between each Company, on behalf of its respective HLS Funds, and HFMC, and as described above was revised.  Effective May 1, 2021, the fund accounting fee for each HLS Fund shall equal the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the HLS Fund; (ii) the fee payable for tax preparation services for the HLS Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the HLS Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the HLS Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee.

(2)

Effective immediately, under the heading “Portfolio Managers – Compensation of Wellington Management Portfolio Managers” in the above referenced SAI, the list of partners is deleted and replaced with the following:

The following portfolio managers are Partners as of January 1, 2021:

Steven C. Angeli	Joseph F. Marvan

Matthew G. Baker	Douglas W. McLane

Mammen Chally	Loren L. Moran

Nicolas M. Choumenkovitch	Philip W. Ruedi

Robert L. Deresiewicz	Thomas S. Simon

Peter Fisher	Timothy E. Smith

Ann C. Gallo	Michael E. Stack**

Campe Goodman	Tara C. Stilwell

Jean M. Hynes*	Rebecca D. Sykes

Adam H. Illfelder	Gregg R. Thomas

Donald J. Kilbride	Mark A. Whitaker

*	Effective June 30, 2021, Ms. Hynes will no longer serve as a portfolio manager for the Healthcare HLS Fund.

**

Michael E. Stack announced his plan to withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management, as of June 30, 2021. Effective June 30, 2021, Mr. Stack will no longer serve as a portfolio manager for the Balanced HLS Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.